MERRILL LYNCH
GLOBAL VALUE
FUND, INC.



FUND LOGO



Quarterly Report

September 30, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL VALUE FUND, INC.


Worldwide Investments
As of 9/30/99

                                          Percent of
Ten Largest Industries                    Net Assets

Utilities--Electric & Gas                   13.5%
Banking                                      9.0
Electronic Components & Instruments          8.9
Telecommunications                           8.7
Food & Household Products                    8.5
Financial Services                           6.9
Health & Personal Care                       6.9
Insurance                                    6.7
Data Processing & Reproduction               5.9
Appliances & Household Durables              5.4



                            Country of    Percent of
Ten Largest Equity Holdings   Origin      Net Assets

The AES Corporation         United States     6.6%
Cadbury Schweppes PLC       United Kingdom    5.0
Lattice Semiconductor
  Corporation               United States     4.8
GTE Corporation             United States     4.1
Murata Manufacturing Co.,
  Ltd.                      Japan             4.1
Monsanto Company            United States     3.7
Federal National Mortgage
  Association               United States     3.5
Nestle SA (Registered
  Shares)                   Switzerland       3.5
Berkshire Hathaway Inc.
  (Class A)                 United States     3.5
AT&T Corp.                  United States     3.4




Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Value Fund, Inc., September 30, 1999



DEAR SHAREHOLDER

Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D shares had total returns of -5.44%, -5.72%, -5.72% and -5.45%, respectively, for the quarter ended September 30, 1999. The unmanaged Morgan Stanley Capital International (MSCI) World Index declined by 1.48% for the same period. Stocks in general and value stocks in particular registered greater declines during the period, as measured by the unmanaged Standard & Poor's (S&P) 500 Index (-6.24%) and the unmanaged S&P-Barra Value Index (-9.62%). (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Investment Environment
During the September quarter, the US stock market underperformed other world stock markets, and value stocks underperformed relative to other types of stocks. This did not create a positive investment environment for the Fund, since most of our investments are in the United States (55.4% of net assets at the end of September) and we do not typically invest in stocks that can be characterized in the growth category. Our stock selection further hindered our performance during the period.

In the United States, the worst-performing sectors were consumer staples, financials and healthcare. Unfortunately, the Fund had significant holdings in financials (approximately 20% of net assets), which declined approximately 15% during the quarter. We also owned some healthcare stocks, which were poor performers. Our stocks underperformed relative to their respective sectors.

Stock Selection Proves Challenging
The performance of one of our holdings, Maytag Corporation, was also detrimental to performance during the September quarter. We initiated a position in Maytag when it was selling for approximately $65 per share. However, when the company announced that quarterly earnings would be flat compared to the same quarter last year--and not grow 18% to the $0.99 per share investors were expecting-- Maytag shares tumbled to the low $30s. Since we thought that Maytag shares had been attractively valued at $65, we chose to purchase more when the stock price fell, thus lowering our average purchase price. However, we were surprised by the extent of the stock price decline, given that the company had experienced a mere short-term earnings "stumble."

Subsequently, Maytag announced quarterly earnings of $0.92 per share. After the surprising earnings downgrade, Maytag's new chairman announced a plan to reenergize the company to enable it to manage its businesses better. We believe that these efforts may well prove successful. If Maytag earns the consensus earnings estimates of $3.90--$4.00 per share for fiscal year 2000, we believe that the stock should be positioned to appreciate meaningfully from current levels.

When Maytag stock dropped sharply, we had to ask ourselves whether this extremely low valuation (eight times consensus 2000 earnings per share) was justified. We viewed this decline as an opportunity to increase our investment in a company that makes quality products and has reasonable growth prospects based on demographics--at a price that was so low it seemed to indicate that a recession was at hand. We concluded that Maytag is a relatively good company with good products and reasonable growth prospects; therefore, if its shares are selling at less than 10 times earnings, we believed it should be part of our portfolio, and increased our investment.

Another investment that is in similar circumstances is The Chase Manhattan Corporation. Chase stock was selling for less than 12 times next year's earnings as of the end of October following an approximate 12% decline during the September quarter. Third-quarter earnings recently came in well above expectations--which may in turn raise earnings expectations for next year--but even without these higher expectations, we believe that Chase continues to represent an attractive investment for the Fund.

Several of our investments are in similar circumstances. In general, the stocks that have powered ahead during the September quarter and 1999 year to date are in the telecommunications and technology sectors, along with Japanese stocks (especially small-capitalization issues). There are few stocks that meet our definition of undervalued in these areas. We do not mean to imply that there are not plenty of stocks that have performed very well which fit into our investment universe. For example, in the financial sector, Citigroup Inc., American Express Company and Morgan Stanley, Dean Witter & Co. have all provided exceptionally good returns this year, and we could have invested in them. Unfortunately, we did not.

Although our stock selection could have been better, we know of no reason why some of our largest positions--such as Federal National Mortgage Association, Monsanto Company, AT&T Corp., as well as Maytag and Chase Manhattan--should have declined by as much as they have this year. Furthermore, based on current information, we believe these companies should provide attractive longer-term returns for the Fund. Of course, as our views on the market and the values of these companies evolve, our investment strategy may change.

In Conclusion
During the first two years of the Fund's existence, it performed much better than we expected. Just as we earlier pointed out to shareholders that our long-term performance could not remain at these exceptional levels, so we now would like to point out that, in our opinion, the Fund's performance thus far this year is not indicative of a long-term trend. During the past 21/2 years, growth stocks have outperformed value stocks, and the US stock market has outperformed other world stock markets. Therefore, we do not expect Merrill Lynch Global Value Fund's returns to be competitive with a growth fund investing in US stocks, especially one focused on the "hottest" sectors, such as telecommunications and technology. However, we believe that there will be times when the Fund will outperform large cap US growth funds.

Therefore, while we are disappointed with the Fund's performance thus far this year, we continue to believe that its investment style is a viable one, and that our investments represent attractive values that will be realized over the longer term.

We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



November 15, 1999



Merrill Lynch Global Value Fund, Inc., September 30, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       3 Month            12 Month        Since Inception
As of September 30, 1999                             Total Return       Total Return        Total Return
ML Global Value Fund, Inc. Class A Shares                -5.44%             +4.70%             +48.10%
ML Global Value Fund, Inc. Class B Shares                -5.72              +3.68              +43.77
ML Global Value Fund, Inc. Class C Shares                -5.72              +3.67              +43.75
ML Global Value Fund, Inc. Class D Shares                -5.45              +4.56              +47.11

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/01/96.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        + 4.70%        - 0.80%
Inception (11/01/96) through 9/30/99      +14.44         +12.34

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        + 3.68%        - 0.07%
Inception (11/01/96) through 9/30/99      +13.28         +12.73

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        + 3.67%        + 2.73%
Inception (11/01/96) through 9/30/99      +13.27         +13.27

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        + 4.56%         -0.93%
Inception (11/01/96) through 9/30/99      +14.17         +12.08

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                         (in US dollars)
NORTH                                     Shares                                                                     Percent of
AMERICA        Industries                  Held                      Investments                         Value       Net Assets
Canada         Transportation--            2,725,500   Canadian National Railway Company               $   82,616,719    3.3%
               Road & Rail

                                                       Total Investments in Canada                         82,616,719    3.3


United         Appliances &                1,684,800   Maytag Corporation                                  56,124,900    2.2
States
               Household Durables

               Banking                     2,436,000   Washington Mutual, Inc.                             71,253,000    2.8

               Data Processing &             921,750   Hewlett-Packard Company                             84,801,000    3.4
               Reproduction

               Electrical & Electronics      536,300   Honeywell Inc.                                      59,696,894    2.4

               Electronic Components &     4,047,600   Lattice Semiconductor Corporation                  119,910,150    4.8
               Instruments

               Financial Services          1,137,300   The Chase Manhattan Corporation                     85,723,988    3.4
                                           1,425,750   Federal National Mortgage Association               89,376,703    3.5
                                                                                                       --------------  ------
                                                                                                          175,100,691    6.9

               Health & Personal           2,850,100   Becton, Dickinson and Company                       79,980,931    3.2
               Care                        2,645,800   Monsanto Company                                    94,421,987    3.7

                                                                                                          174,402,918    6.9
               Industrial Components         420,700   SPX Corporation                                     38,178,525    1.5

               Insurance                       1,612   Berkshire Hathaway Inc. (Class A)                   88,660,000    3.5

               Recreation & Other            476,500   The Black & Decker Corporation                      21,770,094    0.9
               Consumer Goods

               Telecommunications          1,999,300   AT&T Corp.                                          86,969,550    3.4
                                           1,254,000   ECI Telecom Limited (US$ Registered Shares)         30,801,375    1.2
                                           1,347,800   GTE Corporation                                    103,612,125    4.1
                                                                                                       --------------  ------
                                                                                                          221,383,050    8.7

               Utilities--Electric & Gas   2,820,500   The AES Corporation                                166,409,500    6.6
                                           1,095,950   Columbia Energy Group                               60,688,231    2.4
                                           1,629,500   Unicom Corporation                                  60,189,656    2.4
                                                                                                       --------------  ------
                                                                                                          287,287,387   11.4

                                                       Total Investments in the United States           1,398,568,609   55.4


                                                       Total Investments in North America               1,481,185,328   58.7


Merrill Lynch Global Value Fund, Inc., September 30, 1999



SCHEDULE OF INVESTMENTS (concluded)                                                                             (in US dollars)
NORTH                                     Shares                                                                     Percent of
AMERICA        Industries                  Held                      Investments                         Value       Net Assets
Australia      Leisure & Tourism          11,800,652   Village Roadshow Limited `A' (Preferred)        $   22,198,885    0.9%
                                             360,000   Village Roadshow Limited (Convertible
                                                       Preferred)                                          14,400,000    0.5
                                                                                                       --------------  ------
                                                                                                           36,598,885    1.4

               Real Estate                 3,506,367   Lend Lease Corporation Limited                      42,786,101    1.7

                                                       Total Investments in Australia                      79,384,986    3.1


Japan          Appliances &                  953,000   Matsushita Electric Industrial Company, Ltd.        20,285,171    0.8
               Household Durables            400,000   Sony Corporation                                    59,806,409    2.4
                                                                                                       --------------  ------
                                                                                                           80,091,580    3.2

               Construction &              1,105,602   Chudenko Corporation                                19,626,747    0.8
               Housing                       788,000   Kinden Corporation                                   6,516,681    0.3
                                                                                                       --------------  ------
                                                                                                           26,143,428    1.1

               Data Processing &           2,166,000   Canon, Inc.                                         63,101,212    2.5
               Reproduction

               Electronic Components &     1,030,000   Murata Manufacturing Co., Ltd.                     103,571,093    4.1
               Instruments

               Industrial Components       3,588,000   The Furukawa Electric Co., Ltd.                     21,411,334    0.8

               Insurance                   3,438,000   The Dai-Tokyo Fire and Marine Insurance
                                                       Co., Ltd.                                           12,600,507    0.5
                                             784,000   The Nichido Fire & Marine Insurance Co., Ltd.        3,868,058    0.2
                                           4,411,000   The Sumitomo Marine & Fire Insurance
                                                       Co., Ltd.                                           28,187,952    1.1
                                           2,125,000   The Tokio Marine & Fire Insurance Co. Ltd.          25,162,109    1.0
                                                                                                       --------------  ------
                                                                                                           69,818,626    2.8

               Machinery &                 1,000,000   Toyoda Automatic Loom Works, Ltd.                   18,381,731    0.7
               Engineering

                                                       Total Investments in Japan                         382,519,004   15.2

                                                       Total Investments in the Pacific Basin             461,903,990   18.3


WESTERN
EUROPE

Denmark        Banking                       716,200   Den Danske Bank Group                               81,518,032    3.2

                                                       Total Investments in Denmark                        81,518,032    3.2


Germany        Insurance                     129,700   Hannover Rueckversicherungs-AG                      10,034,544    0.4

               Transportation--            3,068,200   Deutsche Lufthansa AG (Registered Shares)           56,095,766    2.2
               Airlines

               Utilities--Electric & Gas   3,621,300   Bewag Aktiengesellschaft                            52,796,888    2.1

                                                       Total Investments in Germany                       118,927,198    4.7


Ireland        Banking                     6,137,000   Allied Irish Banks PLC                              74,126,798    3.0
                                              28,500   Allied Irish Banks PLC (ADR)*                          724,969    0.0

                                                       Total Investments in Ireland                        74,851,767    3.0


Switzerland    Food & Household               47,400   Nestle SA (Registered Shares)                       89,005,194    3.5
               Products

                                                       Total Investments in Switzerland                    89,005,194    3.5


United         Food & Household           18,219,400   Cadbury Schweppes PLC                              126,494,534    5.0
Kingdom        Products

                                                       Total Investments in the United Kingdom            126,494,534    5.0


                                                       Total Investments in Western Europe                490,796,725   19.4


                                                       Total Long-Term Investments (Cost--
                                                       $2,288,311,541)                                  2,433,886,043   96.4


SHORT-TERM                                  Face
SECURITIES                                 Amount                      Issue

               Commercial Paper**       $112,489,000   General Electric Capital Corp., 5.60%
                                                       due 10/01/1999                                     112,489,000    4.5

                                                       Total Investments in Short-Term Securities
                                                       (Cost--$112,489,000)                               112,489,000    4.5


OPTIONS                                 Nominal Value
PURCHASED                             Covered by Options

               Currency Put              100,000,000   Japanese Yen, expiring June 2000 at YEN 123            470,000    0.0
               Options Purchased         100,000,000   Japanese Yen, expiring June 2000 at YEN 124            430,000    0.0
                                         300,000,000   Japanese Yen, expiring June 2000 at YEN 124          1,248,000    0.1

                                                       Total Options Purchased (Cost--$12,595,000)          2,148,000    0.1


OPTIONS
WRITTEN

               Call Options                  782,000   The AES Corporation, expiring November
                                                       1999 at US$63.36                                   (1,704,760)   (0.1)
               Written                       549,600   Monsanto Company, expiring December
                                                       1999 at US$50                                        (131,904)    0.0
                                             915,800   Monsanto Company, expiring December
                                                       1999 at US$51.1242                                   (238,108)    0.0
                                              82,300   Monsanto Company, expiring December
                                                       1999 at US$52.4                                       (15,637)    0.0

                                                       Total Options Written (Premiums
                                                       Received--$5,928,234)                              (2,090,409)   (0.1)


               Total Investments, Net of Options Written (Cost--$2,407,467,307)                         2,546,432,634  100.9

               Liabilities in Excess of Other Assets                                                      (23,038,279)  (0.9)
                                                                                                       --------------  ------
               Net Assets                                                                              $2,523,394,355  100.0%
                                                                                                       ==============  ======

               Net Asset Value: Class A--Based on net assets of $173,037,151 and
                                         14,062,926 shares outstanding                                 $        12.30
                                                                                                       ==============
                                Class B--Based on net assets of $1,681,356,504
                                         and 138,328,851 shares outstanding                            $        12.15
                                                                                                       ==============
                                Class C--Based on net assets of $299,186,286 and
                                         24,614,534 shares outstanding                                 $        12.15
                                                                                                       ==============
                                Class D--Based on net assets of $369,814,414 and
                                         30,145,234 shares outstanding                                 $        12.27
                                                                                                       ==============

              *American Depositary Receipts (ADR).
             **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
               Fund.